SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2007

INTAC INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32621	98-0336945
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 6-7, 32/F., Laws Commercial Plaza
788 Cheung Sha Wan Road
Kowloon, Hong Kong
(Address of principal executive offices, including zip code)

011 (852) 2385-8789
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    Other Events.

On June 18, 2007, INTAC International, Inc.  (the “Company”) issued a press release announcing that stockholders of record of the Company as of the close of business on July 10, 2007 will be entitled to vote at a special meeting expected to be scheduled in August 2007 for the purpose of voting on approval of the previously announced merger agreement among the Company, HowStuffWorks, Inc., HSW International, Inc. and HSW Merger Corporation and the previously announced share purchase agreement among the Company, INTAC International Holdings Limited, INTAC (Tianjin) International Trading Company, Wei Zhou, and Cyber Proof Investments Ltd.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.                                    Financial Statements and Exhibits.

(d)                                             Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release dated June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTAC INTERNATIONAL, INC.

	By:	/s/ J. David Darnell
Name: J. David Darnell
Title: Senior Vice President and Chief Financial
Officer

Dated: June 18, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 18, 2007.